April 12, 1999

To:    Employees with Unocal Stock in the Unocal Savings
       Plan

From:  Brigitte M. Dewez, Corporate Secretary

Re:    Delivery of 1998 Annual Report and 1999 Proxy
       Statement


This e-mail provides links to Unocal's 1999 proxy statement and 1998 annual report.

Each of you has access to public folders in Outlook and/or Unocal's intranet. Should you have any problem accessing the documents, your local I.S. contact will help you.

Click here to view the documents posted in a public folder in Outlook:
[Icon labeled "Annual ReportProxy.xnk" appears here]

or

Click here to view the documents posted on the intranet:
http://st.unocal.com/76/ar98/uspdocs.htm

A proxy card to vote your Savings Plan shares for this year's annual meeting is scheduled to arrive at your home address within the next three weeks through the U.S. mail. If you have requested hard copies of the proxy statement and annual report (by e-mail or fax to David Whitehurst), those will be mailed to you as well.

Your vote is important. When your proxy card comes in the mail, please mark your vote, sign the card, and return it to the independent proxy tabulator, ChaseMellon Shareholder Services. A postage-paid return envelope will be provided. The proxy tabulator will keep your vote confidential.

Thank you for your attention to this important matter.

April 12, 1999

To:       Employees with Restricted Stock

From:     Brigitte M. Dewez, Corporate Secretary

Re:       Delivery of 1998 Annual Report and 1999 Proxy
          Statement


This e-mail provides links to Unocal's 1999 proxy statement and 1998 annual report.

Each of you has access to public folders in Outlook and/or Unocal's intranet. Should you have any problem accessing the documents, your local I.S. contact will help you.

Click here to view the documents posted in a public folder in Outlook:
[Icon labeled "Annual ReportProxy.xnk" appears here]

or

Click here to view the documents posted on the intranet:
http://st.unocal.com/76/ar98/uspdocs.htm

A proxy card to vote your restricted stock for this year's annual meeting is scheduled to arrive at your home address within the next three weeks through the U.S. mail. If you have requested hard copies of the proxy statement and annual report (by e-mail or fax to David Whitehurst), those will be mailed to you as well.

Your vote is important. When your proxy card comes in the mail, please mark your vote, sign the card, and return it to the independent proxy tabulator, ChaseMellon Shareholder Services. A postage-paid return envelope will be provided. The proxy tabulator will keep your vote confidential.

Thank you for your attention to this important matter.